UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

July 9, 2011
(Date of earliest event reported)

GAMMA PHARMACEUTICALS INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-53355	72-1235451
(Commission File Number)	(IRS Employer Identification No.)

7477 W. Lake Mead Blvd., Suite 170,
Las Vegas, NV 89128-1026

(702) 989-5262
(Registrant’s telephone number, including area code)

Copies of Communications to:

Frederick C. Bauman, Esq.
Rosenfeld & Rinato
9029 S Pecos Rd, #2800
Henderson, NV 89074
(702) 386-8637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Except for historical information contained herein, this Current Report on Form 8-K contains certain forward-looking information based on our current expectations. The inclusion of forward-looking statements should not be regarded as a representation by us or any other person that the objectives or plans will be achieved because our actual results may differ materially from any forward-looking statement. The words “may,” “should,” “plans,” “believe,” “anticipate,” “estimate,” “expect,” their opposites and similar expressions are intended to identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. We caution readers that such statements are not guarantees of future performance or events and are subject to a number of factors that may tend to influence the accuracy of the statements, including but not limited to, those risk factors outlined in the section titled “Risk Factors” in the Company’s most recent filings with the Securities and Exchange Commission including Forms 10K, Forms 10Q and any subsequent Forms 8K.. You should not unduly rely on these forward-looking statements, which speak only as of the date of this Current Report. We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Current Report or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we file from time to time with the SEC after the date of this Current Report.

Item 8.01 Other Events

Gamma Pharmaceuticals Inc. (“Gamma”) issued a press release on June 21, 2011 announcing that there would be a special meeting of shareholders on July 9, 2011 at the Bellagio Resort in Las Vegas, Nevada.  The purpose of the meeting was to provide a forum for Gamma's  investors to discuss the direction of Gamma in the months ahead and to review Gamma's recent operating history, reflecting the Company's effort to enhance investor communications.  The June 21, 2011 press release indicated that the public would have an opportunity to participate in the meeting by conference telephone.  Approximately 15 shareholders attended the meeting in person and numerous individuals participated by conference call.  Gamma today issued a news release reporting highlights of the meeting.

A copy of Gamma's press release is attached as Exhibit 99 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

            None

(b) Pro forma financial information:

            None

(c) Exhibits

            99.1  News release of Gamma Pharmaceuticals Inc. dated July 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2011	GAMMA PHARMACEUTICALS INC.

By: /s/ Peter Cunningham
Peter Cunningham, CEO